Exhibit 99.1
Solventum Announces $1.75 Billion Note Tender Offers

ST. PAUL, Minn., Aug. 22, 2025—Solventum Corporation (NYSE: SOLV) announced today that it has commenced offers (each, a “Tender Offer” and, collectively, the “Tender Offers”) to purchase its outstanding notes of the series listed in the table below (collectively, the “Notes”) for up to $1.75 billion aggregate purchase price in cash (the “Aggregate Cap”). The Tender Offers are being made pursuant to the terms and subject to the conditions set forth in the offer to purchase dated Aug. 22, 2025 (the “Offer to Purchase”).

	Title of Security	CUSIPs	Aggregate Principal Amount Outstanding	Maturity Date	Par Call Date (1)	Maximum Amount (2)	Acceptance Priority Level (3)	Tender SubCap (4)	US Treasury Reference Security	Bloomberg Reference Page	Fixed Spread	Early Tender Payment (5)(6)
Pool 1 Tender Offers	5.450% Senior Notes due 2027	83444MAN1 83444MAA9 U83448AA5	$1,000,000,000	Feb. 25, 2027	Jan. 25, 2027	$1.25 billion	1	$500 million	4.125% UST due January 31, 2027	FIT4	+20 bps	$30
	5.400% Senior Notes due 2029	83444MAP6 83444MAC5 U83448AB3	$1,500,000,000	March 1, 2029	Feb. 1, 2029		2	N/A	3.875% UST due July 31, 2030	FIT1	+30bps	$30
	5.600% Senior Notes due 2034	83444MAR2 83444MAG6 U83448AD9	$1,650,000,000	March 23, 2034	Dec. 23, 2033		3	N/A	4.250% UST due August 15, 2035	FIT1	+65 bps	$30
	5.450% Senior Notes due 2031	83444MAQ4 83444MAE1 U83448AC1	$1,000,000,000	March 13, 2031	Jan. 13, 2031		4	N/A	3.875% UST due July 31, 2030	FIT1	+55 bps	$30
Pool 2 Tender Offers	6.000% Senior Notes due 2064	83444MAT8 83444MAL5 U83448AF4	$500,000,000	May 15, 2064	Nov. 15, 2063	$500 million	1	N/A	4.750% UST due May 15, 2055	FIT1	+100 bps	$30
	5.900% Senior Notes due 2054	83444MAS0 83444MAJ0 U83448AE7	$1,250,000,000	April 30, 2054	Oct. 30, 2053		2	N/A	4.750% UST due May 15, 2055	FIT1	+85 bps	$30

(1)    If the repurchase yield as determined in accordance with the Offer to Purchase is less than the contractual annual rate of interest on a particular series of Notes, then the calculation will assume that the payments of such Notes are through the par call date of such Notes; if the repurchase yield as determined in accordance with the Offer to Purchase is higher than or equal to the contractual annual rate of interest on a particular series of Notes, then the calculation will assume that the payments of such Notes are through the maturity date of the Notes of such series.
(2)    The “Pool 1 Maximum Amount” of $1.25 billion represents the maximum aggregate purchase price of Pool 1 Notes (as defined below) that the Company is offering to purchase in the Pool 1 Tender Offers (as defined below). The “Pool 2 Maximum Amount” of $500 million represents the maximum aggregate purchase price of Pool 2 Notes (as defined below) that the Company is offering to purchase in the Pool 2 Tender Offers (as defined below). The Pool 1 Maximum Amount and the Pool 2 Maximum Amount are each referred to as a “Maximum Amount.”
(3)    Subject to the Aggregate Cap, the Maximum Amounts, the Tender SubCap (as defined below) and proration, if applicable, the aggregate principal amount of each series of Notes that is purchased in the Tender Offer for that series will be determined in accordance with the order of priority set forth in the table (in numerical priority order) (the “Acceptance Priority Level”) specified in this column.
(4)    The Tender Offer with respect to the 5.450% Senior Notes due 2027 (the “2027 Notes”) will be subject to an aggregate principal amount sublimit of $500 million (the “Tender SubCap”).
(5)    Per $1,000 principal amount of Notes validly tendered prior to or at the Early Tender Date (as defined below) and accepted for purchase.
(6)    The Total Consideration (as defined below) for each series of Notes validly tendered prior to or at the Early Tender Date and accepted for purchase is calculated using the applicable Fixed Spread (as defined below) and includes the applicable Early Tender Payment (as defined below). The Total Consideration for each series of Notes does not include the applicable Accrued Interest, which will be payable in addition to the applicable Total Consideration.

Each Tender Offer for a series of Notes is separate and distinct and will expire at 5:00 p.m., Eastern Time, on Sept. 22, 2025 (such time and date, as the same may be extended with respect to a Tender Offer, the applicable “Expiration Date”), unless such Tender Offer is terminated earlier by Solventum. Holders must validly tender (and not validly withdraw) their Notes prior to or at 5:00 p.m., Eastern Time, on Sept. 5, 2025 (such time and date, as it may be extended with respect to a Tender Offer, the applicable “Early Tender Date”), to be eligible to receive the applicable Total Consideration (as defined below) for such series of Notes, which includes the applicable early tender payment set forth in the table above (each, an “Early Tender Payment”). Holders who validly tender their Notes after the Early Tender Date, but prior to or at the Expiration Date, will be eligible to receive the applicable “Late Tender Offer Consideration” for such series of Notes, which is an amount equal to the applicable Total Consideration less the applicable Early Tender Payment. Tenders of Notes may be validly withdrawn at any time prior to or at 5:00 p.m., Eastern Time, on Sept. 5, 2025 (such time and date, as it may be extended with respect to a Tender Offer, the applicable “Withdrawal Deadline”), but not thereafter, unless Solventum is required by applicable law to extend the Withdrawal Deadline.
The “Total Consideration” per $1,000 principal amount of Notes of a given series validly tendered (and not validly withdrawn) and accepted for purchase pursuant to the Tender Offer for that series will be determined in the manner described in the Offer to Purchase by reference to (i) the applicable fixed spread for such series of Notes set forth in the table above (each, a “Fixed Spread”) and (ii) the applicable yield for such series of Notes based on the bid-side price of the applicable U.S. Treasury Reference Security set forth in the table above, as displayed on the applicable Bloomberg Reference Page set forth in the table above, at 10:00 a.m., Eastern Time, on Sept. 8, 2025, as such date and time may be extended. The Total Consideration, calculated as described in the preceding sentence, includes the Early Tender Payment. In addition to the applicable Total Consideration or the applicable Late Tender Offer Consideration, as applicable, holders of Notes of a given series accepted for purchase pursuant to the Tender Offer for that series will receive accrued and unpaid interest on the Notes accepted for purchase from and including the most recent interest payment date to but excluding the applicable settlement date.
Payment for Notes that are validly tendered (and not validly withdrawn) prior to or at the Early Tender Date and that are accepted for purchase may be made, at Solventum’s option, on the date referred to as the “Early Settlement Date.” It is anticipated that the Early Settlement Date, if it occurs, will be on or around Sept. 10, 2025, the third business day after the Early Tender Date (assuming the Early Tender Date is on Sept. 5, 2025), unless extended or earlier terminated. If the Early Settlement Date occurs, payment for Notes that are validly tendered after the Early Tender Date and prior to or at the Expiration Date and that are accepted for purchase will be made on the date referred to as the “Final Settlement Date.” If no Early Settlement Date occurs, then payment for all Notes that are validly tendered at any time prior to or at the Expiration Date and that are accepted for purchase will be made on the Final Settlement Date. The Final Settlement Date will be promptly after the Expiration Date. It is anticipated that the Final Settlement Date will be on or around Sept. 25, 2025, the third business day after the Expiration Date (assuming the Expiration Date is on Sept. 22, 2025), unless extended or earlier terminated.
Solventum is (i) offering to purchase Pool 1 Notes in the priorities set forth in the table above (the “Pool 1 Tender Offers”) for an aggregate purchase price of up to $1.25 billion, provided that Solventum will only accept 2027 Notes validly tendered for purchase up to an aggregate principal amount that does not exceed the Tender SubCap, and (ii) offering to purchase Pool 2 Notes in the priorities set forth in the table above (the “Pool 2 Tender Offers”) for an aggregate purchase price of up to $500 million. The “Pool 1 Notes” are the series of Notes indicated in the table above next to “Pool 1 Tender Offers.” The “Pool 2 Notes” are the series of Notes indicated in the table above next to “Pool 2 Tender Offers.” Subject to applicable law, Solventum reserves the right, in its sole discretion, to increase, decrease or eliminate the Aggregate Cap, the applicable Maximum Amount and/or the Tender SubCap, if applicable, for each series of Notes without extending the Early Tender Date, the Withdrawal Deadline or the Expiration Date. In addition, Solventum reserves the right, subject to applicable law, to (i) waive any and all conditions to any of the Tender Offers, (ii) extend or terminate any of the Tender Offers, (iii) increase or decrease the Aggregate Cap, (iv) increase or decrease either of the Maximum Amounts, (v) increase or decrease the Tender SubCap or (vi) otherwise amend any of the Tender Offers. Solventum may take any action described in clauses (i) through (vi) above with respect to one or more Tender Offers without having to do so for all Tender Offers.

Subject to the Aggregate Cap, the Maximum Amounts, the Tender SubCap and proration, if applicable:
(i)    All Notes of a series with a higher Acceptance Priority Level that are validly tendered prior to or at the Early Tender Date will be accepted before any Notes of a series with a lower Acceptance Priority Level that are validly tendered prior to or at the Early Tender Date are accepted, and

(ii)    All Notes of a series with a higher Acceptance Priority Level that are validly tendered after the Early Tender Date will be accepted before any Notes of a series with a lower Acceptance Priority Level that are validly tendered after the Early Tender Date are accepted.
However, Notes validly tendered prior to or at the Early Tender Date will be accepted for purchase in priority to Notes validly tendered after the Early Tender Date, even if such Notes validly tendered after the Early Tender Date have a higher Acceptance Priority Level than Notes validly tendered prior to or at the Early Tender Date.
The highest Acceptance Priority Level for the Pool 1 Tender Offers is 1, and the lowest Acceptance Priority Level for the Pool 1 Tender Offers is 4. The highest Acceptance Priority Level for the Pool 2 Tender Offers is 1, and the lowest Acceptance Priority Level for the Pool 2 Tender Offers is 2.
Solventum’s obligation to accept for purchase, and to pay for, Notes that are validly tendered (and not validly withdrawn) pursuant to the Tender Offers is subject to the satisfaction or waiver by Solventum of certain conditions to the Tender Offers set forth in the Offer to Purchase including, among other things, Solventum having received and repatriated the proceeds from its previously announced sale of its purification and filtration business, excluding the drinking water filtration business, to Thermo Fisher Scientific Inc. pursuant to the Amended and Restated Transaction Agreement dated as of June 25, 2025, as the same may be amended from time to time. None of the Tender Offers is conditioned upon the completion of any other Tender Offer. In addition, the Tender Offers are not conditioned on any minimum aggregate principal amount of Notes of any series being tendered.
J.P. Morgan Securities LLC, Morgan Stanley & Co. LLC, Barclays Capital Inc. and Goldman Sachs & Co. LLC are acting as the lead dealer managers in connection with the Tender Offers (collectively, the “Lead Dealer Managers” and, together with the co-dealer managers named in the Offer to Purchase, the “Dealer Managers”). D.F. King & Co., Inc. is acting as the information and tender agent in connection with the Tender Offers (the “Information and Tender Agent”). Requests for assistance relating to the Tender Offers or for additional copies of the Offer to Purchase or other related documents may be directed to J.P. Morgan Securities LLC at (212) 834-3554 (collect) and (866) 834-4666 (toll free), Morgan Stanley & Co. LLC at (212) 761-1057 (collect) and (800) 624-1808 (toll free), Barclays Capital Inc. at (212) 528-7581 (collect) and (800) 438-3242 (toll free) and Goldman Sachs & Co. LLC at (212) 357-1452 (collect) and (800) 828-3182 (toll free), as the Lead Dealer Managers, or to the Information and Tender Agent at (212) 771-1130 (banks and brokers), (877) 478-5045 (toll free) and SOLV@dfking.com. Holders of the Notes may also contact their broker, dealer, commercial bank, trust company or other nominee or intermediary for assistance concerning the Tender Offers. Holders of the Notes are urged to review the Offer to Purchase for the detailed terms of the Tender Offers and the procedures for tendering their Notes.
Neither the Offer to Purchase nor any related document has been filed with the U.S. Securities and Exchange Commission, nor have any such documents been filed with or reviewed by any federal or state securities commission or regulatory authority of any country. No authority has passed upon the accuracy or adequacy of the Offer to Purchase or any related documents, and it is unlawful and may be a criminal offense to make any representation to the contrary.
This press release does not constitute an offer to purchase, or a solicitation of an offer to sell, or the solicitation of tenders with respect to, the Notes or any other securities. No offer, solicitation, purchase or sale will be made in any jurisdiction in which such an offer, solicitation, purchase or sale would be unlawful. The Tender Offers are being made solely pursuant to the Offer to Purchase and only to such persons and in such jurisdictions as is permitted under applicable law. None of Solventum or its affiliates, their respective boards of directors, the Dealer Managers, the Information and Tender Agent or the trustee with respect to any series of Notes makes any recommendation as to whether holders of the Notes should tender, or refrain from tendering, all or any portion of the principal amount of their Notes pursuant to the Tender Offers, and no one has been authorized by any of them to make such a recommendation. Holders of the Notes must make their own decision as to whether to tender any of their Notes and, if so, the principal amount of their Notes to tender pursuant to the Tender Offers.
Cautionary Statement Regarding Forward-Looking Statements:
This release contains forward-looking statements, including regarding the timing, terms and completion of the Tender Offers and the sale of Solventum’s purification and filtration business (excluding the drinking water filtration business). All statements that are not statements of historical fact are forward-looking statements. Such statements are based upon the current beliefs and expectations of Solventum’s management and are subject to risks and uncertainties. Actual results could differ materially from those expressed in or implied by the forward-looking statements contained in this release because of a variety of factors, including, but not limited to, general market conditions which might affect the Tender Offers and other factors identified in the Offer to Purchase. For a discussion of such risks and other factors that might impact forward-looking statements, see “Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors” in Solventum’s periodic reports on file with the U.S. Securities and Exchange Commission. Solventum assumes no obligation to update any forward-looking statements discussed herein as a result of new information or future events or developments.
About Solventum
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